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                                                                   EXHIBIT 10.28

           FIRST AMENDMENT TO AFFILIATION AND DISTRIBUTION AGREEMENT
         DATED AS OF APRIL 8, 2002 BY AND BETWEEN ICN PHARMACEUTICALS,
                            INC. AND RIBAPHARM INC.


     This First Amendment (the "Amendment") to the Affiliation and Distribution Agreement (the "Agreement") by and between ICN Pharmaceuticals, Inc. ("ICN") and Ribapharm Inc. ("Ribapharm") is made and entered into as of March 28, 2003. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

                                    RECITALS
                                    --------

     WHEREAS, Section 2 of the Agreement provides for a revolving working capital facility (the "Facility") under which ICN agreed to make Loans to Ribapharm in an aggregate principal amount not to exceed at any time the Commitment;

     WHEREAS, ICN made Loans to Ribapharm from time to time under the Facility, and Ribapharm executed a Revolving Credit Note dated April 17, 2002 in connection with such Loans;

     WHEREAS, a total of $35,983,967.00 in aggregate principal and interest is
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outstanding on such Loans as of the date hereof (the "Current Balance");

     WHEREAS, prior to this Amendment the Agreement provided that ICN agreed to make Loans only prior to August 31, 2002, and that Ribapharm would repay all Loans in full no later than December 31, 2003; and

     WHEREAS, Ribapharm desires to repay the Current Balance immediately, provided ICN will agree to make further Loans to Ribapharm under the Facility if needed through December 30, 2003 (or through December 29, 2005, if approved by ICN's Board of Directors), subject to the Commitment (as revised herein) and other limitations set forth below;

                                    AMENDMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Ribapharm will repay to ICN on the date hereof the sum of $35,983,967.00, representing the aggregate principal and interest
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          outstanding on the Loans under the Facility as of the date hereof. ICN agrees to waive the two-day prior notice requirement set forth in
          Section 2.3(b) of the Agreement with respect to such payment.

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     2.   The "Commitment," as defined in the Agreement, is reduced from
          $60,000,000 to $35,000,000 from and after the date hereof.

     3. Subject to approval by ICN's Board of Directors, "Expiration Date," as defined in the Agreement, from and after the date hereof means the earlier of (a) December 29, 2005 and (b) the date on which ICN ceases to be the beneficial owner of at least eighty percent (80%) of the issued and outstanding common stock of Ribapharm. Unless and until such approval by ICN's Board of Directors is obtained, "Expiration Date" from and after the date hereof means December 30, 2003.

     4. Subject to approval by ICN's Board of Directors, Section 2.3(a) of the Agreement is hereby amended to read in its entirety: "Ribapharm undertakes to repay in full the amount of the Loans outstanding hereunder, together with all interest accrued and outstanding thereon, no later than the earlier of (a) December 30, 2005 and (b) the next Business Day following the date on which ICN ceases to be the beneficial owner of at least eighty percent (80%) of the issued and outstanding common stock of Ribapharm." Unless and until such approval by ICN's Board of Directors is obtained, Section 2.3(a) of the Agreement remains unchanged.

     5. This Amendment is made pursuant to Section 7.6 of the Agreement. In all other respects, the Agreement remains unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of March 28, 2003.

ICN Pharmaceuticals, Inc.

By:     /s/ BARY G. BAILEY
   --------------------------------
Name:       Bary G. Bailey
Title:   Chief Financial Officer

Ribapharm Inc.

By: /s/ WILLIAM M. COMER, JR.
   --------------------------------
Name:   William M. Comer, Jr.
Title: Chief Financial Officer